AEGIS AUTO FUNDING CORP. IV,
       a Delaware Corporation, Seller


                     and

      NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION,
         Trustee and Backup Servicer



       POOLING AND SERVICING AGREEMENT


          Dated as of March 1, 1997




               With respect to

                $238,693,000
     Aegis Auto Receivables Trust 1997-1
     Automobile Receivable Pass-Through
Certificates
                Series 1997-1





              TABLE OF CONTENTS


                                         Page

ARTICLE I.  CREATION OF TRUST
            1

ARTICLE II. CONVEYANCE OF
RECEIVABLES 1

ARTICLE III. ACCEPTANCE BY TRUSTEE
            3

ARTICLE IV. INCORPORATION OF
STANDARD TERMS AND
            CONDITIONS
            4

ARTICLE V.  SPECIAL DEFINITIONS AND
TERMS       4

ARTICLE VI. ADDITIONAL SELLER
REPRESENTATIONS
            5

ARTICLE VII. CERTIFICATE DELIVERY
AND REGISTRATION
            6
ARTILE VIII.   APPLICATION OF PROCEEDS
            6
TESTIMONIUM

SIGNATURES

APPENDIX A  Schedule of Receivables

APPENDIX B  Standard Terms and Conditions

APPENDIX C  Risk Default Insurance Policy
Endorsement

APPENDIX D  VSI Insurance Policy
Endorsement

APPENDIX E  Direction as to Registration of
Certificates

APPENDIX F  General Certificate of Aegis Auto
Funding Corp. IV

APPENDIX G  Form of Demand Note

       POOLING AND SERVICING AGREEMENT

     This POOLING AND SERVICING
AGREEMENT is dated as of March 1, 1997 (this
"Agreement") among Aegis Auto Funding Corp.
IV, a Delaware corporation, as Seller (the "Seller") and Norwest Bank Minnesota, National Association, a national banking association, as trustee for the Trust (the "Trustee") and as Backup Servicer (the
"Backup Servicer") and is made with respect to the formation of the Aegis Auto Receivables Trust
1997-1 (the "Trust").

     WHEREAS, the Seller and the Trustee
desire to form a trust pursuant to the Master Trust
Agreement dated as of March 1, 1997 (the "Master
Trust Agreement") by and between the Seller and the Trustee, and provide for the issuance of a series of Automobile Pass-Through Certificates by such trust;

     NOW, THEREFORE, in consideration of
the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                  ARTICLE I

              CREATION OF TRUST

     Upon the execution of this Agreement by the parties hereto, there is hereby created the Aegis
Auto Receivables Trust 1997-1. The situs and administration of the Trust shall be in Minneapolis, Minnesota or in such other city in which the Corporate Trust Office is located from time to time.

                 ARTICLE II

          CONVEYANCE OF RECEIVABLES


     Section 2.01.  Conveyance by Seller.

          (a)  In consideration of the
     Trustee's delivery of the Certificates to or upon the order of the Seller in an aggregate principal amount equal to the aggregate
     Principal Balance of the Receivables, the Seller does hereby irrevocably sell, assign, and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse (subject to the obligations herein):


         (i) all right, title and interest of the Seller in and to the Receivables identified on Appendix A hereto, all monies constituting Excess Interest Collections with respect thereto and all other moneys received thereon on and after the Cutoff
         Date;

            (ii)    the interest of the
         Seller in the security interests in the
         Financed Vehicles granted by the
         Obligors pursuant to the Receivables;

           (iii)    the interest of the
         Seller in any Risk Default Insurance
         Proceeds and any proceeds from
         claims on any Insurance Policies
         (including the VSI Insurance Policy)
         covering the Receivables, the
         Financed Vehicles or the Obligors
         from the Cutoff Date;

            (iv)    the right of the Seller
         to realize upon any property
         (including the right to receive future
         Liquidation Proceeds) that shall have
         secured a Receivable and have been
         repossessed by or on behalf of the
         Trustee;

             (v)    the interest of the
         Seller in any Dealer Recourse
         relating to the Receivables;

            (vi)    all right, title and
         interest of the Seller in and to the
         Purchase Agreement; and

           (vii)    the proceeds of any
         and all of the foregoing.

          (b)  [RESERVED]

     Section 2.02.  Nature of Conveyance.  It is
the intention of the Seller and the Trustee that the transfer and assignment of the Seller's right, title and interest in and to the assets identified in clauses
(i) through (viii) of Section 2.01(a) (collectively, the
"Trust Property") shall constitute an absolute sale by the Seller to the Trustee in trust for the benefit of the Certificateholders. In the event a court of competent jurisdiction were to recharacterize the transfer of the Trust Property as a secured borrowing rather than a sale, contrary to the intent of the Seller and the Trustee, the Seller does hereby grant, assign and convey to the Trustee and the Trust, as security for all amounts payable to the Certificateholders, a security in and lien upon all of its right, title and interest in and to the Trust
Property, including all amounts deposited to the Lock-Box Account, the Collection Account the
Certificate Account, said security interest to be effective from the date of execution of this Agreement.

     The Trustee and the Certificateholders
acknowledge and agree that the Seller is the holder of the Residual Interest.

                 ARTICLE III

            ACCEPTANCE BY TRUSTEE

     The Trustee, on behalf of the Trust, hereby accepts all consideration conveyed by the Seller pursuant to Article II, and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future
Certificateholders, subject to the terms and provisions of this Agreement and the Master Trust
Agreement.

                 ARTICLE IV

       INCORPORATION OF STANDARD TERMS
AND CONDITIONS

     This Agreement hereby incorporates by
reference the Standard Terms provided for by the Master Trust Agreement in the form attached hereto as Appendix B, except to the extent expressly modified hereby.

                  ARTICLE V

        SPECIAL DEFINITIONS AND TERMS

     Section 5.01   Special Definitions.
Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Standard
Terms and Conditions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

     "Backup Servicer Fee" means, with respect to any Distribution Date, one-twelfth of the product of (i) 0.02% per annum and (ii) the outstanding
Pool Balance as of the first day of the preceding
Collection Period or, in the case of the first
Distribution Date, as of the Closing Date.

     "Class A Percentage" means
65.00020037675%.

     "Class A Rate" means 7.225% of interest
per annum.

     "Class B Percentage" means
34.99975340072%.

     "Class B Rate" means 13.725% of interest per annum.

     "Closing Date" means March 19, 1997.

     "Custodian Fee" means $1.75 per Custodian
File boarded.

     "Cutoff Date" means March 1, 1997.

     "Discount Rate" means 14.0% per annum.

     "Final Scheduled Distribution Date" means
September 20, 2002.

     "Initial Distribution Date" means April 20,
1997.

     "Original Class Certificate Balance" means, as to the Class A Certificates, $155,151,000, and as to the Class B Certificates, $83,542,000.

     "Reserve Fund Initial Deposit" means
$4,534,348.30.

     "Trustee Fee" means, with respect to any Distribution Date, one-twelfth of the product of (i)
0.01% per annum and (ii) the aggregate Class
Certificate Balance as of the close of business on the preceding Distribution Date (or, in the case of the Initial Distribution Date, the original aggregate
Class Certificate Balance).

     Section 5.02.  Special Terms.

     (a) Additional Deposit to Reserve Fund.
On the Closing Date the Seller shall make an additional deposit to the Reserve Fund in the amount of $1,237,563. Such additional deposit shall be invested in a Demand Note of The Aegis
Consumer Funding Group, Inc., substantially in the form of Appendix G hereto, which Demand Note shall bear interest on the unpaid principal amount thereof at LIBOR (as defined therein) from the date thereof until paid in full.
     (b) [Reserved]

                 ARTICLE VI

      ADDITIONAL SELLER REPRESENTATIONS

     The Seller hereby makes the following
additional representations with respect to the
Receivables:

     (i)        Schedule of Receivables.  The
information set forth in Appendix A hereto is true, complete and correct in all material respects as of the opening of business on the Cutoff Dates, and no selection procedures adverse to the
Certificateholders have been utilized in selecting the Receivables.

     (ii)       Scheduled Payments.  No Receivables
had a payment that was more than 59 days overdue as of the Cutoff Date; and each Receivable has a final scheduled payment due no later than the Final
Scheduled Distribution Date.

     (iii)      Insurance Policy Endorsements.
Attached hereto as Appendices C and D,
respectively, are true and correct copies of the endorsements to the Risk Default Insurance Policy and VSI Insurance Policy required by the Standard
Terms.

                 ARTICLE VII

          CERTIFICATE DELIVERY AND
REGISTRATION

     The Certificates shall be designated as the "Aegis Auto Receivables Trust 1997-1, Automobile
Receivable Pass-Through Certificates, Series 1997-1
(the "Certificates"), and issued with an initial aggregate Certificate Balance of $238,693,000 in two Classes as follows: Class A Certificates with an initial Certificate Balance of $155,151,000 and Class B Certificates with an initial Certificate
Balance of $83,542,000.

     The Seller hereby directs the Trustee to register the Certificates in the names and denominations specified in the direction attached hereto as Appendix E, and to execute, authenticate and deliver the Certificates to the initial purchasers specified in such direction upon receipt by the Trustee of the following:

         (i)    $239,701,399.92 from the
         purchasers for the account of the
         Seller, representing the purchase
         price of the Certificates;

         (ii)   Investor letters executed by
each of the initial purchasers;

         (iii)  An executed copy of the
Supplemental Conveyance from Aegis Finance in the form attached as Appendix A to the Purchase Agreement with respect to the Receivables conveyed to the Trust on the Closing Date;

         (iv)   An executed copy of the
     certificate of the Seller required by Section
     7 of the Master Certificate Purchase
     Agreement substantially in the form attached hereto as Appendix F; and

         (v)    Executed opinions of
counsel to the Seller required by Section 7 of the Master Certificate Purchase Agreement.

                ARTICLE VIII

           APPLICATION OF PROCEEDS

     The proceeds of the Certificates shall be applied as follows:

                (i) $4,534,348.30 shall be
         deposited into the Reserve Fund as
         the Reserve Fund Initial Deposit and
         immediately invested in a Term Note
         of The Aegis Consumer Funding
         Group, Inc. in accordance with
         Section 3.2 of the Master Trust
         Agreement; and

                (ii)     The remainder of
         $235,167,051.62 shall be paid to the
         Seller or upon the Seller's order.


          [Signature page follows]

     IN WITNESS WHEREOF, the parties
hereto have caused this Pooling and Servicing
Agreement to be duly executed by their respective officers as of the day and year first above written.



                                   AEGIS AUTO FUNDING CORP. IV,
                                   as Seller



                                   By:

                                      Angelo R. Appierto
                                      President





                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION,
                                   as Trustee



                                   By:

                                         Jason VanVleet
                                         Corporate Trust Officer


                                   NORWEST BANK MINNESOTA
                                   NATIONAL ASSOCIATION,
                                   as Backup Servicer


                                   By:


                                         Jason VanVleet
                                         Corporate Trust Officer


  [Signature Page to Pooling and Servicing
Agreement]
                 APPENDIX A

           SCHEDULE OF RECEIVABLES


Delivered to the Trustee on the Closing Date



               (See Attached)
                 APPENDIX B

        STANDARD TERMS AND CONDITIONS
                 APPENDIX C

        RISK DEFAULT INSURANCE POLICY
ENDORSEMENT
                 APPENDIX D

      VSI INSURANCE POLICY ENDORSEMENT

                                   Appendix E


                $238,693,000
     Aegis Auto Receivables Trust 1997-1
Automobile Receivable Pass-Through Certificates,
                Series 1997-1

               DIRECTION AS TO
        REGISTRATION OF CERTIFICATES

     The undersigned purchasers of the above-referenced Certificates hereby direct the Trustee to register such Certificates in the names and denominations specified below:

            CLASS A CERTIFICATES

     Certificate
       Number                                Name
          Amount Purchased

       R-1                         III
FINANCE LTD.                         $108,605,700

       R-2                         III
GLOBAL LTD.                           $46,545,300

            CLASS B CERTIFICATES

     Certificate
       Number                       Name
     Amount Purchased

       R-1                    III LIMITED
PARTNERSHIP                     $83,542,000

                              Total
          $238,693,000

     IN WITNESS WHEREOF, the undersigned
has duly executed this Direction as to   Registration
of Certificates as of the date set forth below.

Dated:  March 19, 1997

                              III
FINANCE LTD.


                              By


Name:

Title:


                              III
GLOBAL LTD.


                              By


Name:

Title:


                              III
LIMITED PARTNERSHIP


                              By


Name:

                                   Appendix F

                $238,693,000
     Aegis Auto Receivables Trust 1997-1
Automobile Receivable Pass-Through Certificates,
                Series 1997-1

             GENERAL CERTIFICATE
                     OF
         AEGIS AUTO FUNDING CORP. IV

          The undersigned, on behalf of Aegis
Auto Funding Corp. IV, a Delaware corporation
("Seller"), hereby certifies this March 19, 1997, as follows in connection with the issuance of the above-referenced Certificates (the "Certificates") pursuant to the terms of the Pooling and Servicing
Agreement dated as of March 1, 1997 (the
"Agreement") among the Seller, Norwest Bank
Minnesota, National Association, as backup servicer and Norwest Bank Minnesota, National Association, as Trustee, and the Master Trust Agreement dated as of March 1, 1997 (the "Master Trust
Agreement") between the Seller and the Trustee
(capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Standard Terms and Conditions attached as Appendix A to the Master Trust Agreement):

          1.   The undersigned has carefully
examined the Agreement, the Master Trust
Agreement, the Purchase Agreement and the Master
Certificate Purchase Agreement.

          2.   The representations and
warranties of the Seller contained in the Agreement, the Master Trust Agreement, the Purchase
Agreement and the Master Certificate Purchase
Agreement are true and correct in all material respects as if made on and as of the date hereof
(except for such representations and warranties specifically made as of another specified date).
          3.   Neither the Seller nor any of
its Affiliates is in default in the performance of any of their respective obligations under the documents mentioned in paragraph 2 above or any other
Pooling and Servicing Agreement executed pursuant to the terms of the Master Trust Agreement.

          4.   The Seller has complied with
all agreements and satisfied all conditions on its part to be performed or satisfied under the documents specified in paragraph 2 above at or prior to the date hereof.

          5.   The Seller did not, either
independently or through any other party, solicit any offer to buy or offer to sell the Certificates or any similar security by means of any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          6.   The Certificates were sold by
the Seller to III Finance Ltd., III Global Ltd. and
III Limited Partnership in a private placement in transactions exempt from the registration requirements of the Act.

          7.   The undersigned is duly
authorized by the Seller to make the foregoing representations on behalf of the Seller and has conducted such investigation and made such inquiries as he has deemed necessary and appropriate in order to make such representations on behalf of the Seller.

     IN WITNESS WHEREOF the undersigned
has signed this General Certificate of Aegis Auto
Funding Corp. IV as of the date first written above.

                              AEGIS
                              AUTO
                              FUND
                              ING
                              CORP.
                              IV


                              By:
__________________________

Name:
                                  Title:

                 APPENDIX G


             FORM OF DEMAND NOTE



$1,237,563                       Dated Date:  March 19, 1997

     FOR VALUE RECEIVED, The Aegis
Consumer Funding Group, Inc., a Delaware
Corporation (the "Company"), does hereby promise to pay upon demand to the order of Aegis Auto
Funding Corp. IV, a Delaware corporation (the
"Payee") or its assigns in lawful money of the United States of America, the principal amount of ONE MILLION TWO HUNDRED THIRTY-
SEVEN THOUSAND FIVE HUNDRED SIXTY-
THREE DOLLARS ($1,237,563) (or such lesser amount as may be outstanding hereunder from time to time, the "Principal Balance"), plus interest accrued on the unpaid Principal Balance hereof from the Dated Date hereof until such Principal
Balance is paid in full, at the rates, at the times and subject to the terms and conditions described below

     Interest on the unpaid Principal Balance of this Note shall be payable monthly in arrears on the 20th day of each month commencing April 20, 1997
(or the next succeeding Business Day if any such 20th day is not a Business Day) and on the date of any payment of the Principal Balance of this Note or any portion thereof (each an "Interest Payment
Date") at an initial interest rate per annum equal to LIBOR on the date hereof, subject to adjustment on the first day of each calendar month hereafter to LIBOR on such date. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     All or any portion of the unpaid Principal
Balance of this Note shall be payable upon demand by the Payee or its assigns, together with any accrued and unpaid interest on the amount of the Principal Balance demanded to be paid.

     For purposes hereof, the term "LIBOR"
shall mean an interest rate per annum equal to the rate of interest per annum at which deposits in U.S.
dollars are offered for a period of thirty (30) days or less, as applicable, and which appears as of 11:00 a.m., London time on the date of determination (i) on the Telerate page 3750 or (ii) if such page on such service ceases to display such information, such other page as may replace it on that service for the purpose of display of such information, or (iii) if such rate does not appear on the Telerate, then the rate quoted on Reuters Screen page "LIBO", or (iv) if such page on such service ceases to display such information, such other page as may replace it on that service for the purpose of displaying such information, or (v) if that service ceases to display such information, the determination shall be made on the basis of the rates which are available.
     For purposes hereof, the term "Business
Day" shall mean any day other than a Saturday, Sunday, legal holiday or other day under the law of the United States or the State of New York on which commercial banking institutions are permitted by law or executive order to close.

     Notwithstanding the foregoing, the entire outstanding Principal Balance of this Note, together with all interest owing thereon, shall, without demand, notice or legal process of any kind, be declared and shall become immediately due and payable upon the occurrence of any of the following events (each a "Bankruptcy Event"): (i) the entry of a decree or order by a court of agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee, or liquidator for the Company in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty
(30) consecutive days; (ii) the consent by the Company to the appointment of a trustee, conservator, receiver, or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Company and involving substantially all of its property; or (iii) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition of any applicable bankruptcy, insolvency, or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     The Company hereby promises to pay all
costs and expenses incurred in the collection and enforcement of this Note and any appeal of a judgement rendered hereon.

     This Note represents a general unsecured obligation of the Company.





          [Signature page follows]

     THIS PROMISSORY NOTE SHALL BE
GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK.

                                   THE AEGIS CONSUMER FUNDING GROUP,
                                   INC., a Delaware corporation


    By:
    Name:
   Title:


     PAY TO THE ORDER of Norwest Bank
Minnesota, National Association, as Trustee under that certain Master Trust Agreement between the Trustee and Aegis Auto Funding Corp. IV dated
March 1, 1997, without recourse or warranty.

                                   AEGIS AUTO FUNDING CORP. IV


     By:
   Name:
  Title:

















          [DEMAND PROMISSORY NOTE]